                                                                  EXHIBIT 10.9.1

                         ASSIGNMENT OF DEPOSIT ACCOUNT

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  Principal          Loan Date           Maturity        Loan No     Call     Collateral        Account         Officer    Initials
 $250,000.00         03-24-1999         03-26-2004      94-310166     6B          02                              941
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References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
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Borrower:    TIM C. JOHNSON                                       Lender:  SCOTT VALLEY BANK
             1501 INDUSTRIAL ROAD                                          CONTRA COSTA BANKING CENTER
             SAN CARLOS, CA 94070-4111                                     1500 N. CALIFORNIA BLVD.
                                                                           WALNUT CREEK, CA 94596
Grantor:     NATUS MEDICAL, INC.
             1501 INDUSTRIAL ROAD
             SAN CARLOS, CA 94070-4111

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THIS ASSIGNMENT OF DEPOSIT ACCOUNT Is entered into among TIM C. JOHNSON (referred to below as "Borrower"); NATUS MEDICAL, INC. (referred to below as "Grantor"); and SCOTT VALLEY BANK (referred to below as "Lender").

ASSIGNMENT. For valuable consideration, Grantor assigns and grants to Lender a security interest in the Collateral, including without limitation the deposit accounts described below, to secure the Indebtedness and agrees that Lender shall have the rights stated in this Agreement with respect to the Collateral, in addition to all other rights which Lender may have by law.

DEFINITIONS. The following words shall have the following meanings when used in this Agreement. Terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code. All references to dollar amounts shall mean amounts in lawful money of the United States of America.

     Account. The word "Account" means the deposit account described below in the definition for "Collateral."

     Agreement. The word "Agreement" means this Assignment of Deposit Account, as this Assignment of Deposit Account may be amended or modified from time to time, together with all exhibits and schedules attached to this Assignment of Deposit Account from time to time.

     Borrower. The word "Borrower" means each and every person or entity signing the Note, including without limitation TIM C. JOHNSON.

     Collateral. The word "Collateral" means the following described deposit account:

          CERTIFICATE OF DEPOSIT #94-831152 issued by Lender in an amount not less than $250,000.00 together with (a) all interest, whether now accrued or hereafter accruing:
     (b) all additional deposits hereafter made to the Account; (c) any and all proceeds from the Account; and (d) all renewals, replacements and substitutions for any of the foregoing.

     In addition, the word "Collateral" includes all property of Grantor (however owned if owned by more than one person), in the possession of Lender (or in the possession of a third party subject to the control of Lender), whether existing now or later and whether tangible or intangible in character, including without limitation each and all of the following:

          (a) All property to which Lender acquires title or documents of title.

          (b)  All property assigned to Lender.

          (c) All promissory notes, bills of exchange, stock certificates, bonds, savings passbooks, time certificates of deposit, insurance policies, and all other instruments and evidences of an obligation.

          (d) All records relating to any of the property described in this Collateral section, whether In the form of writing, microfilm, microfiche, or electronic media. SEE (e) BELOW

          (e) UNDER NO CIRCUMSTANCE SHALL GRANTOR BE REQUIRED TO PROVIDE ADDITIONAL COLLATERAL BEYOND THE ABOVE ACCOUNT PLUS ACCRUED INTEREST

     Event of Default. The words "Event of Default" mean and include without limitation any of the Events of Default set forth below in the section titled "Events of Default."

     Grantor. The word "Grantor" means NATUS MEDICAL, INC. Any Grantor who signs this Agreement, but does not sign the Note, is signing this Agreement only to grant a security interest in Grantor's interest in the Collateral to Lender and is not personally liable under the Note except as otherwise provided by contract or law (e.g., personal liability under a guaranty or as a surety).

     Guarantor. The word "Guarantor" means and includes without limitation each and all of the guarantors, sureties, and accommodation parties in connection with the Indebtedness.

     Indebtedness. The word "Indebtedness" means the indebtedness evidenced by the Note, including all principal and interest, together with all other indebtedness and costs and expenses for which Grantor or Borrower is responsible under this Agreement or under any of the Related Documents.

     Lender. The word "Lender" means SCOTT VALLEY BANK, its successors and assigns.

     Note. The word "Note" means the note or credit agreement dated March 24, 1999, in the principal amount of $250,000.00 from Borrower to Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of and substitutions for the note or credit agreement.

     Related Documents. The words "Related Documents" mean and include without limitation all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

BORROWER'S WAIVERS AND RESPONSIBILITIES. Except as otherwise required under this Agreement or by applicable law, (a) Borrower agrees that Lender need not tell Borrower about any action or inaction Lender takes in connection with this Agreement; (b) Borrower assumes the responsibility for being and keeping informed about the Collateral; and (c) Borrower waives any defenses that may arise because of any action or inaction of Lender, including without limitation any failure of Lender to realize upon the Collateral or any delay by Lender in realizing upon the Collateral; and Borrower agrees to remain liable under the Note no matter what action Lender takes or fails to take under this Agreement.

GRANTOR'S REPRESENTATIONS AND WARRANTIES. Grantor warrants that: (a) this Agreement is executed at Borrower's request and not at the request of Lender;
(b) Grantor has the full right, power and authority to enter into this Agreement and to pledge the Collateral to Lender; (c) Grantor has established adequate means of obtaining from Borrower on a continuing basis information about Borrower's financial condition; and (d) tender has made no representation to Grantor about Borrower or Borrower's creditworthiness.

GRANTOR'S WAIVERS. Except as prohibited by applicable law, Grantor waives any right to require Lender to (a) make any presentment, protest,

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demand, or notice of any kind, including notice of change of any terms of repayment of the Indebtedness, default by Borrower or any other guarantor or surety, any action or nonaction taken by Borrower, Lender, or any other guarantor or surety of Borrower, or the creation of new or additional Indebtedness; (b) proceed against any person, including Borrower, before proceeding against Grantor; (c) proceed against any collateral for the Indebtedness, including Borrower's collateral, before proceeding against Grantor; (d) apply any payments or proceeds received against the Indebtedness in any order; (e) give notice of the terms, time, and place of any sale of any collateral pursuant to the Uniform Commercial Code or any other law governing such sale; (f) disclose any information about the Indebtedness, the Borrower, any collateral, or any other guarantor or surety, or about any action or nonaction of Lender; or (g) pursue any remedy or course of action in Lender's power whatsoever.

Grantor also waives any and all rights or defenses arising by reason of (h) any disability or other defense of Borrower, any other guarantor or surety or any other person; (i) the cessation from any cause whatsoever, other than payment in full, of the Indebtedness; (j) the application of proceeds of the Indebtedness by Borrower for purposes other than the purposes understood and intended by Grantor and Lender; (k) any act of omission or commission by Lender which directly or indirectly results in or contributes to the discharge of Borrower or any other guarantor or surety, or the Indebtedness, or the loss or release of any collateral by operation of law or otherwise; (I) any statute of limitations in any action under this Agreement or on the Indebtedness; or (m) any modification or change in terms of the Indebtedness, whatsoever, including without limitation, the renewal, extension, acceleration, or other change in the time payment of the Indebtedness is due and any change in the interest rate.

Grantor waives all rights and defenses arising out of an election of remedies by Lender, even though that election of remedies, such as nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed Grantor's rights of subrogation and reimbursement against Borrower by the operation of
Section 580d of the California Code of Civil Procedure, or otherwise.

This waiver includes, without limitation, any loss of rights Grantor may suffer by reason of any rights or protections of Borrower in connection with any anti-deficiency laws, or other laws limiting or discharging the Indebtedness or Borrower's obligations (including, without limitation, Section 726, 580a, 580b, and 580d of the California Code of Civil Procedure). Grantor waives all rights and protections of any kind which Grantor may have for any reason, which would affect or limit the amount of any recovery by Lender from Grantor following a nonjudicial sale or judicial foreclosure of any real or personal property security for the Indebtedness including, but not limited to, the right to any fair market value hearing pursuant to California Code of Civil Procedure Section 580a.

Grantor understands and agrees that the foregoing waivers are waivers of substantive rights and defenses to which Grantor might otherwise be entitled under state and federal law. The rights and defenses waived include, without limitation, those provided by California laws of suretyship and guaranty, anti-deficiency laws, and the Uniform Commercial Code. Grantor acknowledges that Grantor has provided these waivers of rights and defenses with the intention that they be fully relied upon by Lender. Until all Indebtedness is paid in full, Grantor waives any right to enforce any remedy Lender may have against Borrower or any other guarantor, surety, or other person, and further, Grantor waives any right to participate in any collateral for the Indebtedness now or hereafter held by Lender.

If now or hereafter (a) Borrower shall be or become insolvent, and (b) the Indebtedness shall not at all times until paid be fully secured by collateral pledged by Borrower, Grantor hereby forever waives and relinquishes in favor of Lender and Borrower, and their respective successors, any claim or right to payment Grantor may now have or hereafter have or acquire against Borrower, by subrogation or otherwise, so that at no time shall Grantor be or become a "creditor" of Borrower within the meaning of 11 U.S.C. section 547(b), or any successor provision of the Federal bankruptcy laws.

GRANTOR'S REPRESENTATIONS AND PROMISES WITH RESPECT TO THE COLLATERAL. With respect to the Collateral, Grantor represents and promises to Lender that:

     Ownership. Grantor is the lawful owner of the Collateral free and clear of all loans, liens, encumbrances, and claims except as disclosed to and accepted by Lender in writing.

     Right to Grant Security Interest. Grantor has the full right, power, and authority to enter into this Agreement and to assign the Collateral to Lender.

     No Further Transfer. Grantor will not sell, assign, encumber, or otherwise dispose of any of Grantor's rights in the Collateral except as provided in this Agreement.

     No Defaults. There are no defaults relating to the Collateral, and there are no offsets or counterclaims to the same. Grantor will strictly and promptly do everything required of Grantor under the terms, conditions, promises, and agreements contained in or relating to the Collateral. ***PAF

     Proceeds. Any and all replacement or renewal certificates, instruments, or other benefits or proceeds related to the Collateral that are received by Grantor shall be held by Grantor in trust for Lender and immediately shall be delivered by Grantor to Lender to be held as part of the Collateral.

LENDER'S RIGHTS AND OBLIGATIONS WITH RESPECT TO THE COLLATERAL. While this Agreement is in effect, Lender may retain the rights to possession of the Collateral, together with any and all evidence of the Collateral, such as certificates or passbooks. This Agreement will remain in effect until (a) there no longer is any Indebtedness owing to Lender: (b) all other obligations secured by this Agreement have been fulfilled; and (c) Grantor, in writing, has requested from Lender a release of this Agreement.

EXPENDITURES BY LENDER. If not discharged or paid when due, Lender may (but shall not be obligated to) discharge or pay any amounts required to be discharged or paid by Grantor under this Agreement, including without limitation all taxes, liens, security interests, encumbrances, and other claims, at any time levied or placed on the Collateral. Lender also may (but shall not be obligated to) pay all costs for insuring, maintaining and preserving the Collateral. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Grantor. All Such expenses shall become a part of the Indebtedness and, at Lender's option, will
(a) be payable on demand, (b) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (i) the term of any applicable insurance policy or (ii) the remaining term of the Note, or (c) be treated as a balloon payment which will be due and payable at the Note's maturity. This Agreement also will secure payment of these amounts. Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon the occurrence of an Event of Default.

LIMITATIONS ON OBLIGATIONS OF LENDER. Lender shall use ordinary reasonable care in the physical preservation and custody of any certificate or passbook for the Collateral but shall have no other obligation to protect the Collateral or its value. In particular, but without limitation, Lender shall have no responsibility (a) for the collection or protection of any income on the Collateral, (b) for the preservation of rights against issuers of the Collateral or against third persons; (C) for ascertaining any maturities, conversions, exchanges, offers, tenders, or similar matters relating to the Collateral; nor
(d) for informing the Grantor about any of the above, whether or not Lender has or is deemed to have knowledge of such matters.

EVENTS OF DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

     Default on Indebtedness. Failure of Borrower to make any payment when due on the Indebtedness.

     Other Defaults. Failure of Grantor or Borrower to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or failure of Borrower to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

     False Statements. Any warranty, representation or statement made or furnished to Lender by or on behalf of Grantor or Borrower under this Agreement, the Note or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished.

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     Defective Collateralization. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any collateral documents to create a valid and perfected security interest or lien) at any time and for any reason.

     Death or Insolvency. The death of Grantor or Borrower, the insolvency of Grantor or Borrower, the appointment of a receiver for any part of Grantor or Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Grantor or Borrower.

     Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Grantor or Borrower or by any governmental agency against the Collateral or any other collateral securing the Indebtedness. This includes a garnishment of any of Grantor or Borrower's deposit accounts with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Grantor or Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Grantor or Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

     Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or such Guarantor dies or becomes incompetent.

     Right to Cure. If any default, other than a Default on Indebtedness, is curable and if Grantor or Borrower has not been given a prior notice of a breach of the same provision of this Agreement, it may be cured (and no Event of Default will have occurred) if Grantor or Borrower, after Lender sends written notice demanding cure of such default, (a) cures the default within fifteen (15) days; or (b), if the cure requires more than fifteen
     (15) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

RIGHTS AND REMEDIES ON DEFAULT. Upon the occurrence of an Event of Default, or at any time thereafter, Lender may exercise any one or more of the following rights and remedies, in addition to any rights or remedies that may be available at law, in equity, or otherwise:

     Accelerate Indebtedness. Lender may declare all Indebtedness of Borrower to Lender immediately due and payable, without notice of any kind to Grantor or Borrower.

     Application of Account Proceeds. Lender may obtain all funds in the Account from the issuer of the Account and apply them to the Indebtedness in the same manner as if the Account had been issued by Lender. If the Account is subject to an early withdrawal penalty, that penalty shall be deducted from the Account before its application to the Indebtedness, whether the Account is with Lender or some other institution. Any excess funds remaining after application of the Account proceeds to the Indebtedness will be paid to Grantor or Borrower as the interests of Grantor or Borrower may appear. Borrower agrees, to the extent permitted by law, to pay any deficiency after application of the proceeds of the Account to the Indebtedness. Lender also shall have all the rights of a secured party under the California Uniform Commercial Code, even if the Account is not otherwise subject to such Code concerning security interests, and the parties to this Agreement agree that the provisions of the Code giving rights to a secured party shall nonetheless be a part of this Agreement.

     Collect the Collateral. Lender may collect any of the Collateral and, at Lender's option and to the extent permitted by applicable law, may retain possession of the Collateral while suing on the Indebtedness.

     Sell the Collateral. Lender may sell the Collateral, at Lender's discretion, as a unit or in parcels, at one or more public or private sales. Unless the Collateral is perishable or threatens to decline speedily in value, Lender shall give or mail to Grantor or Borrower, or any of them, notice at least ten (10) days in advance of the time and place of public sate, or of the dale after which private sale may be made. Grantor and Borrower agree that any requirement of reasonable notice is satisfied if Lender mails notice by ordinary mail addressed to Grantor or Borrower, or any of them, at the last address Grantor or Borrower has given Lender in writing. If public sale is held, there shall be sufficient compliance with all requirements of notice to the public by a single publication in any newspaper of general circulation in the county where the Collateral is located, setting forth the time and place of sale and a brief description of the property to be sold. Lender may be a purchaser at any public sale.

     Register Securities. Lender may register any securities included in the Collateral in Lender's name and exercise any rights normally incident to the ownership of securities.

     Sell Securities. Lender may sell any securities included in the Collateral in a manner consistent with applicable federal and state securities laws, notwithstanding any other provision of this or any other agreement. If, because of restrictions under such laws, Lender is or believes it is unable to sell the securities in an open market transaction, Grantor and Borrower agree that (a) Lender shall have no obligation to delay sale until the securities can be registered, (b) Lender may make a private sale to a single person or restricted group of persons, even though such sale may result in a price that is less favorable than might be obtained in an open market transaction, and (c) such a sale shall be considered commercially reasonable. If any securities held as Collateral are "restricted securities" as defined in the Rules of the Securities and Exchange Commission (such as Regulation D or Rule 144) or state securities departments under state "Blue Sky" laws, or if Grantor or Borrower, or any of them (if more than one), is an affiliate of the issuer of the securities, Grantor and Borrower agree that Grantor or Borrower will neither sell nor dispose of any securities of such issuer without obtaining Lender's prior written consent.

     Transfer Title. Lender may effect transfer of title upon sale of all or part of the Collateral. For this purpose, Grantor irrevocably appoints Lender as its attorney-in-fact to execute endorsements, assignments and instruments in the name of Grantor and each of them (if more than one) as shall be necessary or reasonable.

     Application of Proceeds. Lender may apply any cash which is part of the Collateral, or which is received from the collection or sale of the Collateral, to (a) reimbursement of any expenses, including any costs of any securities registration, commissions incurred in connection with a sale, attorney fees as provided below and court costs, whether or not there is a lawsuit and including any fees on appeal, incurred by Lender in connection with the collection and sale of such Collateral, and (b) to the payment of the Indebtedness of Borrower to Lender, with any excess funds to be paid to Grantor as the interests of Grantor may appear.

     Other Rights and Remedies. Lender shall have and may exercise any or all of the rights and remedies of a secured creditor under the provisions of the California Uniform Commercial Code, at law, in equity, or otherwise.

     Deficiency Judgment. If permitted by applicable law, Lender may obtain a judgment for any deficiency remaining in the Indebtedness due to Lender after application of all amounts received from the exercise of the rights provided in this section.

     Cumulative Remedies. All of Lender's rights and remedies, whether evidenced by this Agreement or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor or Borrower under this Agreement, after Grantor or Borrower's failure to perform, shall not affect Lender's right to declare a default and to exercise its remedies.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

     Amendments. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the

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     party or parties sought to be charged or bound by the alteration or amendment.

     Applicable Law. This Agreement has been delivered to Lender and accepted by Lender in the State of California. If there is a lawsuit, Grantor and Borrower agree upon Lender's request to submit to the jurisdiction of the courts of CONTRA COSTA County, State of California. Subject to the provisions on arbitration, this Agreement shall be governed by and construed in accordance with the laws of the State of California.

     Attorneys' Fees; Expenses. Grantor and Borrower agree to pay upon demand all of Lender's costs and expenses, including attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Agreement. Lender may pay someone else to help enforce this Agreement, and Grantor and Borrower shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's attorneys' fees and legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (and including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Grantor and Borrower also shall pay all court costs and such additional fees as may be directed by the court.

     Notices. All notices required to be given under this Agreement shall be given in writing, may be sent by telefacsimile (unless otherwise required by law), and shall be effective when actually delivered or when deposited with a nationally recognized overnight courier or deposited in the United States mail, first class, postage prepaid, addressed to the party to whom the notice is to be given at the address shown above. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. To the extent permitted by applicable law, if there is more than one Grantor or Borrower, notice to any Grantor or Borrower will constitute notice to all Grantor and Borrowers. For notice purposes, Grantor and Borrower will keep Lender informed at all times of Grantor and Borrower's current address(es).

     Power of Attorney. Grantor hereby appoints Lender as its true and lawful attorney-in-fact, irrevocably, with full power of substitution to do the following: (a) to demand, collect, receive, receipt for, sue and recover all sums of money or other property which may now or hereafter become due, owing or payable from the Collateral; (b) to execute, sign and endorse any and all claims, instruments, receipts, checks, drafts or warrants issued in payment for the Collateral; (C) to settle or compromise any and all claims arising under the Collateral, and, in the place and stead of Grantor, to execute and deliver its release and settlement for the claim; and (d) to file any claim or claims or to take any action or institute or take part in any proceedings, either in its own name or in the name of Grantor, or otherwise, which in the discretion of Lender may seem to be necessary or advisable. This power is given as security for the Indebtedness, and the authority hereby conferred is and shall be irrevocable and shall remain in full force and effect until renounced by Lender.

     Severability. If a court of competent jurisdiction finds any provision of this Agreement to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable.

     Successor Interests. Subject to the limitations set forth above on transfer of the Collateral, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns.

     Waiver. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Grantor, shall constitute a waiver of any of Lender's rights or of any of Grantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

BORROWER AND GRANTOR ACKNOWLEDGE HAVING READ ALL THE PROVISIONS OF THIS ASSIGNMENT OF DEPOSIT ACCOUNT AND AGREE TO ITS TERMS. THIS AGREEMENT IS DATED MARCH 24, 1999.

BORROWER:

/s/ Tim C. Johnson
----------------------------------------------------
TIM C. JOHNSON


GRANTOR:
NATUS MEDICAL, INC.


By: /s/ Bill Lawrenson
   -------------------------------------------------
   BILL LAWRENSON, CHIEF FINANCIAL OFFICER

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     (E) UNDER NO CIRCUMSTANCE SHALL GRANTOR BE REQUIRED TO PROVIDE ADDITIONAL COLLATERAL BEYOND THE ABOVE ACCOUNT PLUS ACCRUED INTEREST